Supplement Dated June 20, 2016
To the Product Prospectus for:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CG Variable Life Insurance Separate Account II

VUL-1

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

PIMCO VIT Money Market Portfolio.  The PIMCO Variable Insurance Trust has informed us that the PIMCO VIT Money Market Portfolio will be closed with respect to new deposits as of September 1, 2016 and will be liquidated on or about September 23, 2016. As a result, it will no longer be available as an investment option under your Policy.  You must transfer all money out of the PIMCO VIT Money Market Portfolio Subaccount and into another Subaccount within your Policy prior to the close of business September 22, 2016.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the Fidelity VIP Government Money Market Portfolio Subaccount. Once this transfer occurs, any future allocations that you previously designated to the PIMCO VIT Money Market Portfolio Subaccount will be allocated to the Fidelity VIP Government Money Market Portfolio Subaccount. You will need to provide us with allocation instructions if you wish to make a change from this investment. For complete details regarding this fund closure, please refer to the fund’s prospectus, as supplemented.

Please retain this Supplement for future reference.

SUPP-16-06